SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  July 25, 2002
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                              0-3658                  95-1068610
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)

1 First American Way, Santa Ana, California                          92707-5913
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  See the attached Exhibit.

Item 7.           Exhibits.

                  99       Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE FIRST AMERICAN CORPORATION



Date: July 25, 2002                   By:  /s/ Thomas A. Klemens
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                                         Name:      Thomas A. Klemens
                                         Title:     Executive Vice President and
                                                    Chief Financial Officer